EXHIBIT 10.1

FIFTH AMENDMENT
This FIFTH AMENDMENT, dated as of November 19, 2018 (this “Agreement”), to the CREDIT AGREEMENT dated as of August 16, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), is entered into by and among LEIDOS INNOVATIONS CORPORATION (f/k/a Abacus Innovations Corporation), a Delaware corporation (the “Initial Borrower”), LEIDOS, INC., a Delaware corporation (the “Successor Borrower”), LEIDOS HOLDINGS, INC., a Delaware corporation (“Holdings”), the LENDERS party hereto and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Secured Parties Collateral Agent and Non-Notes Secured Parties Collateral Agent (capitalized terms used but not defined herein have the meaning provided in the Existing Credit Agreement). Citibank, N.A. has been appointed to act as lead arranger and bookrunner in connection with this Agreement (in such capacities, the “Arranger”).
W I T N E S S E T H
WHEREAS, pursuant to the Existing Credit Agreement, the Existing A5 Term Loan Lenders (as defined below) have made A5 Term Loans to the Initial Borrower on the terms and subject to the conditions set forth therein (such A5 Term Loans, to the extent outstanding immediately prior to the Fifth Amendment Effective Date (as defined below), the “Existing A5 Term Loans”);
WHEREAS, pursuant to the Existing Credit Agreement, the Existing B Term Loan Lenders (as defined below) have made B Term Loans to the Initial Borrower on the terms and subject to the conditions set forth therein (such B Term Loans, to the extent outstanding immediately prior to the Fifth Amendment Effective Date, the “Existing B Term Loans”);
WHEREAS, in furtherance of a corporate reorganization, Holdings (without any express or implied obligation under the Loan Documents) anticipates that the Initial Borrower will, pursuant to a statutory merger, be merged with and into the Successor Borrower (with the Successor Borrower surviving such merger as the surviving entity) (the “Merger”);
WHEREAS, effective as of the Fifth Amendment Effective Date, the Initial Borrower will assign, and the Successor Borrower will expressly assume, all of the Initial Borrower’s rights and obligations as “Borrower” under the Existing Credit Agreement, in each case in accordance with Section 1 hereof (the “Assignment and Assumption”);
WHEREAS, the Initial Borrower and the Successor Borrower have requested that the Existing Credit Agreement be amended (as so amended, the “Amended Credit Agreement”) to permit and evidence the Assignment and Assumption as provided below;
WHEREAS, each Lender holding Existing A5 Term Loans (each, an “Existing A5 Term Loan Lender”) that executes and delivers a signature page to this Agreement as a “Continuing A5 Term Loan Lender” (each, a “Continuing A5 Term Loan Lender”) at or prior to 8:00 p.m., New York City time, on November 14, 2018 (the “Fifth Amendment A5 Signing Date and Time”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Fifth Amendment Effective Date. Each Existing A5 Term Loan Lender that does not execute and deliver a signature page to this Agreement at or prior to the Fifth Amendment A5 Signing Date and Time (as set forth on Schedule I-A hereto, each, a “Departing A5 Term Loan Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the Fifth Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing A5 Term Loan Lenders under the Loan Documents will be assumed by each lender (which may be a Continuing A5 Term Loan Lender) that executes and delivers a signature page to this Agreement as a “New A5 Term Loan Lender” (each as set forth on Schedule I-B hereto, in such capacity, a “New A5 Term Loan Lender”), in each case in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 3 hereof); and
WHEREAS, each Lender holding Existing B Term Loans (each, an “Existing B Term Loan Lender”) that executes and delivers a signature page to this Agreement as a “Continuing B Term Loan Lender” (each, a “Continuing B Term Loan Lender”) at or prior to 8:00 p.m., New York City time, on November 14, 2018 (the “Fifth Amendment B Signing Date and Time”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Fifth Amendment Effective Date. Each Existing B Term Loan Lender that does not execute and deliver a signature page to this Agreement at or prior to the Fifth Amendment B Signing Date and Time (each, a “Departing B Term Loan Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the Fifth Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing B Term Loan Lenders under the Loan Documents will be assumed by Citibank, N.A. (in such capacity, the “New B Term Loan Lender”), in each case in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 3 hereof).
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Assignment and Assumption.
(a)    Effective as of the Fifth Amendment Effective Date, (1) the Initial Borrower hereby assigns to the Successor Borrower, and the Successor Borrower hereby expressly assumes from the Initial Borrower, all of the rights and obligations of the Initial Borrower as “Borrower” under the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents, (2) the Successor Borrower hereby agrees (i) to be unconditionally bound in respect of all duties and liabilities as the “Borrower” under the Amended Credit Agreement and the other Loan Documents to the same extent as if the Successor Borrower had been named as the Borrower in the Existing Credit Agreement and the other Loan Documents and (ii) that it will perform and observe all obligations, covenants and agreements to be performed by the Initial Borrower under, and it will be bound in all respects by all of the terms and conditions of, the Amended Credit Agreement and the other Loan Documents that would be applicable to the Initial Borrower (in its capacity as the “Borrower”), without further action required on the part of any party and (3) the Initial Borrower hereby assigns, and the Successor Borrower hereby expressly assumes, all liabilities, obligations and rights of the Initial Borrower arising out of all representations, warranties, documents, instruments and certificates made or delivered by the Initial Borrower under or in connection with each Loan Document to which the Initial Borrower is a party. On and after the Fifth Amendment Effective Date, each reference in the Amended Credit Agreement or any other Loan Document to “the Borrower” shall be a reference to the Successor Borrower.
(b)    Effective as of the Fifth Amendment Effective Date, the Initial Borrower (i) shall continue to be a “Guarantor” (and shall become a Guarantor with respect to obligations of the Successor Borrower) and “Grantor” under the Guarantee and Collateral Agreement, (ii) shall become a “Subsidiary Guarantor” under the Guarantee and Collateral Agreement, to the same extent as if it had been originally named as a “Subsidiary Guarantor” therein and (iii) agrees to all terms and provisions of the Guarantee and Collateral Agreement applicable to it as a “Guarantor” or “Subsidiary Guarantor” thereunder, including with respect to any guarantee of the Successor Borrower’s obligations. Effective as of the Fifth Amendment Effective Date, each reference to a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the Initial Borrower.
SECTION 2.    Amendment of the Existing Credit Agreement. Effective as of the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:
“Fifth Amendment” shall mean that certain Fifth Amendment to this Agreement, dated as of the Fifth Amendment Effective Date, among Leidos Innovations Corporation, as initial borrower, Leidos, Inc., as successor borrower, Holdings, the Lenders party thereto, the Administrative Agent, the Secured Parties Collateral Agent and the Non-Notes Secured Parties Collateral Agent.
“Fifth Amendment Effective Date” means November 19, 2018.
(b)    The reference to “LEIDOS INNOVATIONS CORPORATION (F/K/A ABACUS INNOVATIONS CORPORATION)” on the cover of the Existing Credit Agreement is hereby replaced in its entirety with a reference to “LEIDOS, INC. (AS SUCCESSOR BORROWER TO LEIDOS INNOVATIONS CORPORATION (F/K/A ABACUS INNOVATIONS CORPORATION))”.
(c)    The first paragraph of the preamble of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“This CREDIT AGREEMENT, dated as of August 16, 2016 (including the Schedules and Exhibits hereto and as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among LEIDOS, INC. (as successor borrower to LEIDOS INNOVATIONS CORPORATION (f/k/a ABACUS INNOVATIONS CORPORATION)), a Delaware corporation (such successor, the “Borrower”), the Lenders (as defined in Article I), and CITIBANK, N.A. (“Citibank”), as administrative agent hereunder (in such capacity, the “Administrative Agent”) and as Secured Parties Collateral Agent and Non-Notes Secured Parties Collateral Agent hereunder and under the Security and Guarantee Documents for the Lenders.”
(d)    The definition of “A5 Term Loan” in the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence of such definition:
“The aggregate principal amount of A5 Term Loans as of the Fifth Amendment Effective Date is $261,550,811.08.”
(e)    The definition of “B Term Loan” in the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence of such definition:
“The aggregate principal amount of B Term Loans as of the Fifth Amendment Effective Date is $1,106,049,875.60.”
(f)    The parenthetical in clause (2) of the definition of “Excluded Subsidiary” is hereby amended and restated in its entirety to read as follows:
“(other than the Borrower and any Restricted Subsidiary that is not an “Excluded Subsidiary” under the Leidos Loan Documents)”
(g)    The definition of “First Amendment” in the Existing Credit Agreement is hereby amended by replacing the words “the Borrower” therein with “Spinco”.
(h)    The definition of “Fourth Amendment” in the Existing Credit Agreement is hereby amended by replacing the words “the Borrower” therein with “Spinco”.
(i)    The second sentence of the definition of “Interest Period” in the Existing Credit Agreement is hereby amended by amending and restating the first parenthetical phrase set forth therein in its entirety to read as follows:
“(or, (i) with respect to the Interest Period commencing on the Closing Date, the period from the Closing Date to August 31, 2016, (ii) with respect to the Interest Period for the B Term Loan commencing on the First Amendment Effective Date, the period from the First Amendment Effective Date to February 28, 2017, (iii) with respect to the Interest Period for the A3 Term Loan, A5 Term Loan or the B Term Loan commencing on the Second Amendment Restatement Date, the period from the Second Amendment Restatement Date to August 31, 2017, (iv) with respect to the Interest Period for the B Term Loan commencing on the Third Amendment Effective Date, the period from the Third Amendment Effective Date to March 29, 2018, (v) with respect to the Interest Period for the A5 Term Loan and the B Term Loan commencing on the Fourth Amendment Effective Date, the period from the Fourth Amendment Effective Date to August 31, 2018, and (vi) with respect to the Interest Period for the A5 Term Loan and the B Term Loan commencing on the Fifth Amendment Effective Date, the period from the Fifth Amendment Effective Date to November 30, 2018)”
(j)    The definition of “Leidos/Spinco Intercreditor Agreement” is hereby amended and restated in its entirety to read as follows:
““Leidos/Spinco Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Closing Date, among Holdings, the Borrower, as borrower under this Agreement, Leidos, as borrower under the Leidos Credit Agreement, each Collateral Agent and each “Collateral Agent” (as defined in the Leidos Credit Agreement).”
(k)    The definition of “Second Amendment” in the Existing Credit Agreement is hereby amended by replacing the words “the Borrower” therein with “Spinco”.
(l)    The definition of “Spinco” in the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Spinco” means Leidos Innovations Corporation (f/k/a Abacus Innovations Corporation), a Delaware corporation, prior to any merger with and into Leidos.”
(m)    The definition of “Term Loan” in the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence of such definition:
“The aggregate principal amount of Term Loans as of the Fifth Amendment Effective Date is $1,367,600,686.68.”
(n)    The definition of “Third Amendment” in the Existing Credit Agreement is hereby amended by replacing the words “the Borrower” therein with “Spinco”.
(o)    The parenthetical in clause (i) of the definition of “Unrestricted Subsidiary” in the Existing Credit Agreement is hereby amended by deleting the words “or Leidos” therein.
(p)    Section 2.02(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Each Borrowing shall be made on notice, given not later than (x) noon (New York City time) on the third Business Day (in the case of the proposed Borrowing to be made on the Closing Date, 9:00 A.M. (New York City time) one Business Day (or such shorter period as is approved by the Agent)) prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurocurrency Rate Loans or (y) noon (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Loans, by the Borrower to the Agent, which shall give to each Appropriate Lender prompt notice thereof by fax or e-mail. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or fax in substantially the form of Exhibit B hereto (or in such other form as may be acceptable to the Agent), specifying therein the requested (i) date and Facility of such Borrowing, (ii) Type of Loans comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing consisting of Eurocurrency Rate Loans, initial Interest Period. Each Appropriate Lender shall (1) before noon (New York City time) on the date of such Borrowing, in the case of a Borrowing consisting of Eurocurrency Rate Loans and (2) before 2:00 P.M. (New York City time) on the date of such Borrowing, in the case of a Borrowing consisting of Base Rate Loans, make available for the account of its Applicable Lending Office to the Agent at the applicable Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing. After the Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent’s address referred to in Section 9.02 or at the applicable Payment Office, as the case may be. Notwithstanding any other provision contained herein to the contrary, the last day of each Interest Period in effect with respect to each B Term Loan outstanding immediately prior to (v) the First Amendment Effective Date shall be deemed to be the First Amendment Effective Date, and on the First Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the First Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, (w) the Second Amendment Restatement Date shall be deemed to be the Second Amendment Restatement Date, and on the Second Amendment Restatement Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the Second Amendment Restatement Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, (x) the Third Amendment Effective Date shall be deemed to be the Third Amendment Effective Date, and on the Third Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the Third Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, (y) the Fourth Amendment Effective Date shall be deemed to be the Fourth Amendment Effective Date, and on the Fourth Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the Fourth Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, and (z) the Fifth Amendment Effective Date shall be deemed to be the Fifth Amendment Effective Date, and on the Fifth Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the Fifth Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable. Each B Term Loan outstanding as of (A) the First Amendment Effective Date will be deemed continued on the First Amendment Effective Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the First Amendment, (B) the Second Amendment Restatement Date will be deemed continued on the Second Amendment Restatement Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Second Amendment, (C) the Third Amendment Effective Date will be deemed continued on the Third Amendment Effective Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Third Amendment, (D) the Fourth Amendment Effective Date will be deemed continued on the Fourth Amendment Effective Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Fourth Amendment and (E) the Fifth Amendment Effective Date will be deemed continued on the Fifth Amendment Effective Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Fifth Amendment. Notwithstanding any other provision contained herein to the contrary, (x) the last day of each Interest Period in effect with respect to each A3 Term Loan and A5 Term Loan outstanding immediately prior to the Second Amendment Restatement Date shall be deemed to be the Second Amendment Restatement Date, and on the Second Amendment Restatement Date, the Borrower shall pay interest on the unpaid principal amount of each A3 Term Loan and A5 Term Loan that is accrued and unpaid through but excluding the Second Amendment Restatement Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, (y) the last day of each Interest Period in effect with respect to each A5 Term Loan outstanding immediately prior to the Fourth Amendment Effective Date shall be deemed to be the Fourth Amendment Effective Date, and on the Fourth Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each A5 Term Loan that is accrued and unpaid through but excluding the Fourth Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, and (z) the last day of each Interest Period in effect with respect to each A5 Term Loan outstanding immediately prior to the Fifth Amendment Effective Date shall be deemed to be the Fifth Amendment Effective Date, and on the Fifth Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each A5 Term Loan that is accrued and unpaid through but excluding the Fifth Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable. Each A3 Term Loan or A5 Term Loan outstanding as of the Second Amendment Restatement Date will be deemed continued on the Second Amendment Restatement Date as an A3 Term Loan or A5 Term Loan, as applicable, with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Second Amendment. Each A5 Term Loan outstanding as of the Fourth Amendment Effective Date will be deemed continued on the Fourth Amendment Effective Date as an A5 Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Fourth Amendment. Each A5 Term Loan outstanding as of the Fifth Amendment Effective Date will be deemed continued on the Fifth Amendment Effective Date as an A5 Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Fifth Amendment.”
(q)    The lead-in statement to Article IV of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Each of Holdings and the Borrower represents and warrants as follows:”
(r)    Clause (ii) of Section 6.06(j) of the Existing Credit Agreement is hereby amended by replacing the word “Borrower” therein with “Spinco”.
(s)    Clause (ii) of Section 6.11(b) of the Existing Credit Agreement is hereby amended by deleting the words “or Leidos” from the first parenthetical therein.
(t)    Section 6.11(e) of the Existing Credit Agreement is hereby amended by deleting the words “or Leidos” from the first parenthetical therein.
(u)    Section 6.13 of the Existing Credit Agreement is hereby amended by deleting the words “or Leidos” from the second parenthetical therein.
(v)    Section 9.04(b) of the Existing Credit Agreement is hereby amended by deleting the words “(including Leidos and its subsidiaries)” from clause (v) therein and subclause (z) of the proviso therein.
(w)    The first sentence of Section 9.06 of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:
“; provided that the assignment by Spinco of all of its rights and obligations as “Borrower” under this Agreement and the other Loan Documents to Leidos pursuant to the Fifth Amendment is expressly permitted.”
(x)    Section 9.08 of the Existing Credit Agreement is hereby amended by deleting the words “Leidos and its obligations,” from clause (f)(ii) therein.
SECTION 3.    Transactions on the Fifth Amendment Effective Date.
(a)    A5 Term Loan Lenders and Existing A5 Term Loans.
(i)    Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on the Fifth Amendment Effective Date, (A) each New A5 Term Loan Lender shall become, and each Continuing A5 Term Loan Lender shall continue to be, an “A5 Term Loan Lender” and a “Lender” under the Amended Credit Agreement and (B) each New A5 Term Loan Lender shall have, and each Continuing A5 Term Loan Lender shall continue to have, all the rights and obligations of an “A5 Term Loan Lender” and a “Lender” holding an A5 Term Loan under the Amended Credit Agreement.
(ii)    On the Fifth Amendment Effective Date, each (x) Departing A5 Term Loan Lender and (y) Continuing A5 Term Loan Lender with respect to which the aggregate principal amount of Existing A5 Term Loans held by it immediately prior to the Fifth Amendment Effective Date is greater than the amount set forth opposite its name on Schedule I-B hereof (such Continuing A5 Term Loan Lender, a “Decreasing A5 Term Loan Lender” and the difference in such amounts, such Decreasing A5 Term Loan Lender’s “A5 Decrease Amount”) shall be deemed to have assigned and delegated its Existing A5 Term Loans (in the case of a Departing A5 Term Loan Lender) or its A5 Decrease Amount of its Existing A5 Term Loans (in the case of a Decreasing A5 Term Loan Lender), together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, at a purchase price equal to the par principal amount of such Loans (the “A5 Purchase Price”), and each New A5 Term Loan Lender shall be deemed to have assumed and accepted the proportionate part of the Existing A5 Term Loans of the Departing A5 Term Loan Lenders and the A5 Decrease Amounts of the Existing A5 Term Loans of the Decreasing A5 Term Loan Lenders to such extent as shall be necessary in order that, after giving effect to all such assignments and delegations, each Continuing A5 Term Loan Lender and New A5 Term Loan Lender shall hold Existing A5 Term Loans in an aggregate principal amount that is equal to the amount set forth opposite its name on Schedule I-B hereto and each Departing A5 Term Loan Lender shall hold no Existing A5 Term Loans (it being understood that the aggregate amount of all such Existing A5 Term Loans so assigned and delegated is $0.00). Each New A5 Term Loan Lender shall be deemed to have assumed a percentage of the Existing A5 Term Loans of each Departing A5 Term Loan Lender and a percentage of the A5 Decrease Amount of the Existing A5 Term Loans of each Decreasing A5 Term Loan Lender that is equal to (A) the aggregate principal amount of the Existing A5 Term Loans of all the Departing A5 Term Loan Lenders and the aggregate principal amount of the A5 Decrease Amounts of the Existing A5 Term Loans of all Decreasing A5 Term Loan Lenders that, in each case, will be assumed by such New A5 Term Loan Lender divided by (B) the sum of (a) the aggregate principal amount of the Existing A5 Term Loans of all Departing A5 Term Loan Lenders and (b) the aggregate principal amount of the A5 Decrease Amounts of the Existing A5 Term Loans of all Decreasing A5 Term Loan Lenders. Upon payment to a Departing A5 Term Loan Lender of (I) the A5 Purchase Price with respect to its Existing A5 Term Loans from the Administrative Agent (on behalf of the New A5 Term Loan Lenders) and (II) accrued and unpaid interest and fees (if any) in respect of its Existing A5 Term Loans through but excluding the Fifth Amendment Effective Date and all other amounts payable to it as of the Fifth Amendment Effective Date under the Loan Documents in respect of its Existing A5 Term Loans and other interests assigned by it under this Section 3(a)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Fifth Amendment Effective Date) from the Initial Borrower (and without the requirement of any further action on the part of such Departing A5 Term Loan Lender), such Departing A5 Term Loan Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing A5 Term Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 3(a)(ii). Upon payment to a Decreasing A5 Term Loan Lender of (I) the A5 Purchase Price with respect to its A5 Decrease Amount of its Existing A5 Term Loans from the Administrative Agent (on behalf of the New A5 Term Loan Lenders) and (II) accrued and unpaid interest and fees (if any) in respect of its A5 Decrease Amount of its Existing A5 Term Loans through but excluding the Fifth Amendment Effective Date and all other amounts payable to it as of the Fifth Amendment Effective Date under the Loan Documents in respect of its A5 Decrease Amount of its Existing A5 Term Loans and other interests assigned by it under this Section 3(a)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Fifth Amendment Effective Date) from the Initial Borrower (and without the requirement of any further action on the part of such Decreasing A5 Term Loan Lender), such Decreasing A5 Term Loan Lender shall cease to be a party to the Existing Credit Agreement with respect to its A5 Decrease Amount of its Existing A5 Term Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 3(a)(ii). Each New A5 Term Loan Lender shall make the payment for the assumption deemed made by it pursuant to this Section 3(a)(ii) by wire transfer on the Fifth Amendment Effective Date of immediately available funds to the Administrative Agent in an amount equal to the A5 Purchase Price applicable to the Existing A5 Term Loans assumed by it pursuant to this Section 3(a)(ii), and the Administrative Agent will promptly distribute, by remitting in like funds, such amounts received by it to the Departing A5 Term Loan Lenders and Decreasing A5 Term Loan Lenders in accordance with their interests therein.
(b)    B Term Loan Lenders and Existing B Term Loans.
(i)    Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on the Fifth Amendment Effective Date, (A) the New B Term Loan Lender shall become, and each Continuing B Term Loan Lender shall continue to be, a “B Term Loan Lender” and a “Lender” under the Amended Credit Agreement and (B) the New B Term Loan Lender shall have, and each Continuing B Term Loan Lender shall continue to have, all the rights and obligations of a “B Term Loan Lender” and a “Lender” holding a B Term Loan under the Amended Credit Agreement.
(ii)    On the Fifth Amendment Effective Date, pursuant to Section 2.18(b) of the Amended Credit Agreement, each Departing B Term Loan Lender shall be deemed to have assigned and delegated its Existing B Term Loans, together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or Section 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, to the New B Term Loan Lender at a purchase price equal to the par principal amount of such Loans (the “TLB Purchase Price”), and the New B Term Loan Lender shall be deemed to have assumed and accepted the aggregate principal amount of such Existing B Term Loans deemed assigned by such Departing B Term Loan Lenders; it being understood and agreed that the aggregate principal amount of all such Existing B Term Loans so assigned and delegated is $9,949,367.08. Upon payment to a Departing B Term Loan Lender of (I) the TLB Purchase Price with respect to its Existing B Term Loans from the New B Term Loan Lender and (II) accrued and unpaid interest and fees (if any) in respect of its Existing B Term Loans through but excluding the Fifth Amendment Effective Date and all other amounts payable to it as of the Fifth Amendment Effective Date under the Loan Documents in respect of its Existing B Term Loans and other interests assigned by it under this Section 3(b)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Fifth Amendment Effective Date) from the Initial Borrower (and without the requirement of any further action on the part of such Departing B Term Loan Lender), such Departing B Term Loan Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing B Term Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 3(b)(ii).
(c)    The Initial Borrower shall be deemed to have given notice to the Administrative Agent, each Departing B Term Loan Lender and each Departing A5 Term Loan Lender as required by Section 2.18(b) of the Existing Credit Agreement.
(d)    Each New A5 Term Loan Lender and the New B Term Loan Lender, by delivering its signature page to this Agreement and assuming Existing A5 Term Loans or Existing B Term Loans, as applicable, hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, (i) the amendment of the Existing Credit Agreement provided for herein and (ii) each Loan Document and each other document required to be approved by any Agent, the Required Lenders or any other Lenders, as applicable, on the Fifth Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement provided for in this Agreement).
(e)    The Agent, by delivering its signature page to this Agreement, consents to this Agreement, the transactions contemplated hereby and the amendment of the Existing Credit Agreement effected hereby.
(f)    Each New A5 Term Loan Lender and each Continuing A5 Term Loan Lender consents to the allocations set forth on Schedule I-B.
(g)    For purposes of clarity, (i) all Existing A5 Term Loans shall continue to be outstanding as A5 Term Loans under the Amended Credit Agreement on and after the Fifth Amendment Effective Date and (ii) all Existing B Term Loans shall continue to be outstanding as B Term Loans under the Amended Credit Agreement on and after the Fifth Amendment Effective Date, in each case, subject to the terms of the Amended Credit Agreement.
SECTION 4.    Conditions to Effectiveness of Agreement. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 9.01 of the Existing Credit Agreement (the “Fifth Amendment Effective Date”):
(a)    The Administrative Agent shall have received duly executed counterparts of this Agreement from (A) the Initial Borrower, (B) the Successor Borrower, (C) Holdings, (D) Lenders constituting the Required Lenders, (E) each Continuing A5 Term Loan Lender and each New A5 Term Loan Lender, (F) each Continuing B Term Loan Lender and the New B Term Loan Lender and (G) the Agent.
(b)    The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Initial Borrower, the Successor Borrower and Holdings, in each case, dated the Fifth Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Person as in effect on the Fifth Amendment Effective Date and, if earlier, at all times since the date of the resolutions described in clause (B) below (or, where applicable, a certificate of the Secretary or Assistant Secretary of such Person certifying (1) in the case of the Initial Borrower or Holdings, that the applicable by-laws or comparable organizational document delivered on the Closing Date, First Amendment Effective Date, the Second Amendment Restatement Date, Third Amendment Effective Date or the Fourth Amendment Effective Date, as applicable, or, in the case of the Successor Borrower, on the Closing Date (as defined in the Leidos Credit Agreement), the First Restatement Effective Date (as defined in the Leidos Credit Agreement) or the Second Amendment Effective Date (as defined in the Leidos Credit Agreement), as applicable (such date, the “Reference Date”), were true and correct as of the Reference Date and (2) as of the Fifth Amendment Effective Date, there have been no amendments or modifications to such documents since the Reference Date and that such documents remain in full force and effect), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of such Person authorizing the execution, delivery and performance of this Agreement and the other documents delivered in connection herewith to which such Person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or comparable organizational document) of such Person have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (c) below and (D) as to the incumbency and specimen signature of each Responsible Officer executing any document delivered in connection herewith on behalf of such Person.
(c)    The Administrative Agent shall have received (x) certified copies of the certificate or articles of incorporation (or comparable organizational document), including all amendments thereto, of each of the Initial Borrower, the Successor Borrower and Holdings, in each case, as in effect on the Fifth Amendment Effective Date, certified as of a recent date by the Secretary of State (or comparable entity) of the jurisdiction of its organization, and (y) a certificate as to the good standing of each of the Initial Borrower, the Successor Borrower and Holdings, in each case, as of a recent date, from the Secretary of State (or comparable entity) of the jurisdiction of its organization.
(d)    The Administrative Agent shall have received a favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Borrower, the Successor Borrower and Holdings, dated as of the Fifth Amendment Effective Date, addressed to the Administrative Agent, each Collateral Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent and covering the Initial Borrower, the Successor Borrower and Holdings, and each of the Initial Borrower, the Successor Borrower and Holdings hereby requests such counsel to deliver such opinions.
(e)    The representations and warranties made or deemed to be made in this Agreement shall be true and correct in all material respects.
(f)    The Administrative Agent shall have received a certificate from each of the Initial Borrower, the Successor Borrower and Holdings, in each case, dated the Fifth Amendment Effective Date and signed by a Responsible Officer of the Initial Borrower, the Successor Borrower or Holdings, as applicable, certifying to the matters set forth in clause (e) of this Section 4.
(g)    The Initial Borrower shall have paid all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date pursuant to this Agreement or as separately agreed by the Initial Borrower and the Arranger and/or any of the Lenders and all invoiced expenses of the Administrative Agent and the Arranger relating hereto (including those of counsel to the Administrative Agent and the Arranger).
(h)    The Initial Borrower shall have paid to the Administrative Agent in immediately available funds an aggregate amount equal to the aggregate payments required to be made by the Initial Borrower to the assignors pursuant to Section 3(a)(ii) and Section 3(b)(ii) hereof. The New A5 Term Loan Lenders shall have paid to the Administrative Agent in immediately available funds an aggregate amount equal to the aggregate payments required to be made by such parties to the Departing A5 Term Loan Lenders and Decreasing A5 Term Loan Lenders, as applicable, pursuant to Section 3(a)(ii) hereof.
(i)    The Administrative Agent shall have received a notice of continuation, substantially in the form attached as Exhibit A to this Agreement, from the Successor Borrower with respect to the Existing A5 Term Loans and Existing B Term Loans.
(j)    The Administrative Agent shall have received the Reaffirmation Agreement attached as Exhibit B to this Agreement, executed by each Loan Party.
(k)    The Administrative Agent shall have received a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Certification”) in relation to the Successor Borrower.
The Administrative Agent shall notify the Initial Borrower, the Successor Borrower, each Existing A5 Term Loan Lender, each New A5 Term Loan Lender, each Existing B Term Loan Lender and the New B Term Loan Lender of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.
For purposes of determining compliance with the conditions specified above, each Lender party to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Person unless the Administrative Agent shall have received written notice from such Person prior to the Fifth Amendment Effective Date specifying its objection thereto.
SECTION 5.    Representations and Warranties. Each of Holdings, the Initial Borrower and the Successor Borrower hereby represents and warrants to the Administrative Agent and each Lender on the Fifth Amendment Effective Date that:
(a)    This Agreement has been duly authorized, executed and delivered by each of Holdings, the Initial Borrower and the Successor Borrower and constitutes a legal, valid and binding obligation of each of Holdings, the Initial Borrower and the Successor Borrower, enforceable against each of Holdings, the Initial Borrower and the Successor Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Fifth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date, and except that (x) the representations and warranties contained in Section 4.06(a) of the Existing Credit Agreement will be deemed to refer to the most recent financial statements that have been delivered pursuant to Section 5.08(b) of the Existing Credit Agreement and (y) for the representations and warranties contained in Section 4.11(b) of the Existing Credit Agreement, the reference to “immediately after the consummation of the Transactions” will be deemed replaced with the text “immediately after giving effect to the transactions to occur on the Fifth Amendment Effective Date”.
(c)    No Default or Event of Default has occurred and is continuing or would result from the transactions provided for in this Agreement.
(d)    As of the Fifth Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
SECTION 6.    Effects on Loan Documents; No Novation. o Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(a)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle the Successor Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the Fifth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. The Successor Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
(c)    Neither this Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security and Guarantee Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Security and Guarantee Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, in each case, except as expressly modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder, in each case, except as expressly provided herein or in documents executed concurrently herewith.
SECTION 7.    Consent. Notwithstanding anything to the contrary herein, in the Amended Credit Agreement or in the Loan Documents, each Lender party hereto consents to (i) the transactions contemplated by this Agreement and the Amended Credit Agreement, including the assignment by the Initial Borrower of all of its rights and obligations as “Borrower” under this Agreement and the other Loan Documents to the Successor Borrower pursuant to this Agreement and (ii) the Merger.
SECTION 8.    Acknowledgement. Each party hereto hereby acknowledges and agrees that this Agreement constitutes a written instrument of assignment and delegation as required by Section 2.18(b) of the Amended Credit Agreement.
SECTION 9.    Waiver. The Agent hereby waives the processing and recordation fee provided for in Section 9.07(b)(iv) of the Existing Credit Agreement in connection with any assignment of (i) A5 Term Loans by Departing A5 Term Loan Lenders or Decreasing A5 Term Loan Lenders or (ii) B Term Loans by Departing B Term Loan Lenders, in each case as contemplated by Section 2 hereof.
SECTION 10.    Further Assurances. Each of the Initial Borrower, the Successor Borrower and Holdings agrees to take any further action that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement and the transactions contemplated hereby.
SECTION 11.    APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 9.09, 9.12 AND 9.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
SECTION 12.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or email shall be effective as delivery of an originally executed counterpart of this Agreement.
SECTION 13.    Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.02 of the Amended Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEIDOS INNOVATIONS CORPORATION
By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: Treasurer

LEIDOS, INC.
By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: Treasurer

LEIDOS HOLDINGS, INC.
By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: Treasurer

CITIBANK, N.A., as the Administrative Agent, the Secured Parties Collateral Agent, the Non-Notes Secured Parties Collateral Agent, the New B Term Loan Lender and a Lender
By:	/s/ Caesar W. Wyszomirksi
Name: Caesar W. Wyszomirksi
Title: Vice President

FORM OF SIGNATURE PAGE TO
THE FIFTH AMENDMENT OF THE
LEIDOS INNOVATIONS CORPORATION CREDIT AGREEMENT
(CONTINUING B TERM LOAN LENDER)

The undersigned, by executing this signature page as a Continuing B Term Loan Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:___________________________ For any Lender requiring a second signature line: Name of Lender:___________________________

FORM OF SIGNATURE PAGE TO
THE FIFTH AMENDMENT OF THE
LEIDOS INNOVATIONS CORPORATION CREDIT AGREEMENT
(CONTINUING A5 TERM LOAN LENDER/NEW A5 TERM LOAN LENDER)

EXISTING LENDERS

If the undersigned is an Existing A5 Term Loan Lender, the undersigned executes this signature page as a Continuing A5 Term Loan Lender (including, if applicable, as a Decreasing A5 Term Loan Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing A5 Term Loan Lender, by checking the box below, hereby also executes this signature page as a New A5 Term Loan Lender:
□ (check box if allocation of Existing A5 Term Loans is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing A5 Term Loan Lender, the undersigned executes this signature page as a New A5 Term Loan Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:___________________________ For any Lender requiring a second signature line: Name of Lender:___________________________